[LOGO APPEARS HERE]

                                                    ANNUAL REPORT
                                                    December 31, 1999

                                                           LaSalle
                                                           U.S. Real Estate Fund

                                                           LaSalle
                                                           Master Trust

[LOGO APPEARS HERE]

             Global Leadership in the New World of Real Estate/SM/

                             LaSalle Master Trust

                         LaSalle U.S. Real Estate Fund

                       Annual Report - December 31, 1999

                               Table of Contents


                                                     Page
                                                     ----
Report Highlights...................................   1
Letter To Shareholders..............................   2

LaSalle Master Trust - U.S. Real Estate Portfolio
     Statement of Net Assets........................   9
     Statement of Operations........................  11
     Statement of Changes in Net Assets.............  12
     Financial Highlights...........................  13
     Notes to Financial Statements..................  14
     Report of Independent Accountants..............  16

LaSalle Investment Management Funds Inc. -
LaSalle U.S. Real Estate Fund
     Statement of Assets and Liabilities............  17
     Statement of Operations........................  18
     Statement of Changes in Net Assets.............  19
     Financial Highlights...........................  20
     Notes to Financial Statements..................  21
     Report of Independent Accountants..............  24

--------------------------------------------------------------------------------
                         LASALLE U.S. REAL ESTATE FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1999

Report Highlights

 .    U.S. real estate fundamentals are healthy for most property types and markets, and the vast majority of companies are posting excellent results. The real estate business continues to benefit from the strength of the overall economy.

 .    Capitals markets conditions for REITs remained negative for much of 1999, but have improved recently. Diminished selling pressure and heavy share repurchase activity has created a more favorable supply/demand picture for REIT shares. We believe that this change will begin to shift investors' focus toward company operating performance and current valuation levels and away from short-term technical factors.

 .    Despite limited access to capital, we expect REIT earnings growth to remain at respectable levels. We are currently targeting FFO per share growth of 8% - 9% in 2000 and 6% - 8% in 2001. For most REITs, the primary driver of earnings growth is the leveraged effect of higher net operating income from existing assets. The majority of REITs with properties subject to long-term leases continue to benefit from the rollover of below market rate leases.
     A number of REITs are generating above average growth due to new development activity.

 .    The REIT market is as inexpensive as it has been in our fifteen years in this business. As of the end of December, REIT stocks in the Fund's portfolio were trading at a discount of roughly 20% to our year-end NAV estimates. Also, the overall REIT industry is currently trading at an FFO multiple of 7.5x 2000 estimates versus an historical average multiple of over 12x.

 .    We believe these factors make this an excellent time to allocate assets to the real estate sector.
--------------------------------------------------------------------------------

Dear Shareholder:

The LaSalle U.S. Real Estate Fund seeks total return, with a significant income component, by investing in a diversified portfolio of REITs and real-estate operating companies. The Fund operates under a "master/feeder" structure whereby it invests all of its assets in the U.S. Real Estate Portfolio of LaSalle Master Trust, a separate mutual fund with an investment objective identical to the Fund.

The investment advisor and portfolio manager, LaSalle Investment Management (Securities), Inc., has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience, to its efforts on behalf of your Fund.

Fund Performance

The following graph represents the total return based on $10,000 investment made in the LaSalle U.S. Real Estate Fund at the trading commencement date of March 30, 1998 and held through December 31, 1999 as well as the performance of the Wilshire Real Estate Securities and NAREIT Indices over the same period. Past performance is not predictive of future performance.

[LEGEND APPEARS HERE]
[CHART APPEARS HERE]

                         LaSalle U.S. Real Estate Fund - Institutional Class          LaSalle U.S. Real Estate Fund - Retail Class
                         ---------------------------------------------------          --------------------------------------------
 3/30/98                                                              10,000                                                10,000
 6/30/98                                                               9,563                                                 9,537
12/31/98                                                               8,008                                                 7,978
 6/30/99                                                               8,408                                                 8,322
12/31/99                                                               7,620                                                 7,543

                         LaSalle U.S. Real Estate Fund - Retail Class
                            adjusted for maximum 5.0% sales charge       Wilshire Real Estate Securities Index   NAREIT Index
                         --------------------------------------------    -------------------------------------   ------------
 3/30/98                                                        9,500                                   10,000         10,000
 6/30/98                                                        9,056                                    9,540          9,540
12/31/98                                                        7,576                                    8,320          8,290
 6/30/99                                                        7,903                                    8,880          8,680
12/31/99                                                        7,163                                    8,060          7,910

--------------------------------------------------------------------------------
                                                              Since Commencement
                                                                 of Operations
             Total Return                             1 Year     March 30, 1998
             ------------                             ------  ------------------
LaSalle U.S. Real Estate Fund - Institutional Class   (4.6%)         (23.6%)
LaSalle U.S. Real Estate Fund - Retail Class          (5.2%)         (24.4%)
LaSalle U.S. Real Estate Fund - Retail Class
    adjusted for maximum 5.0% sales charge            (9.9%)         (28.2%)
--------------------------------------------------------------------------------

On December 31, 1999, the net asset value (NAV) of the Fund was $7.17 per Institutional Class share and $7.17 per Retail Class share. In addition, quarterly dividends were paid in 1999, totaling $0.24 per Institutional Class share and $0.20 per Retail Class share.

1999 was a year in which stock market leadership was commanded by a narrow group of high tech and large cap companies, with companies offering stable growth and current income almost completely ignored. REIT earnings were up more than 10% for the year, yet the stocks produced a negative total return. Most of this letter is devoted to analyzing the real estate market and the prospects of its public companies. In summary, we believe that there is little connection today between the companies' fundamentals and the market's perception, but that this situation will change, to the benefit of holders of real estate shares.

The portfolio slightly underperformed the REIT market as a whole in 1999, with positive contributions from its concentration in office and industrial companies coupled with under-weighting in retail stocks. These positive contributions were offset by under-weighting in apartments and the performance of certain specialty REITs. Another factor that affected performance was the large influx of new subscriptions to the Fund just after the sharp increase in the REIT market in April.

The portfolio is largely made up of high quality, higher growth companies, which we believe will benefit if broad market investors reallocate funds to the REIT sector, and which should increase their dominance of their markets and sectors in the years to come.

Market Comment

With the negative recent performance of real estate stocks versus the broad market, it is hard to believe that we are just now concluding the best decade in the history of the real estate business, and that industry conditions remain healthy with the potential to be more stable than they have ever been. This, however, is the case.

In 1990 the United States economy was in serious turmoil, with much of the discomfort caused by the expected imminent collapse of the banking and lending systems largely brought on by the real estate excesses of the 1980s. The savings and loan industry was bankrupt, and every market had substantial numbers of vacant or at least bankrupt properties and developments. The real estate industry was in depression, and the recession of the overall United States economy was beginning to take the California economy down to its worst levels since the Depression.

Out of this negative environment came an effective force for building a strong real estate industry, the public REIT. For the first time ever, the leading owners and developers of real estate were financed principally by equity, and had significant money to invest. In addition, the executives running the companies now had substantial capital of their own on the table subject to loss if their companies did not do well over the long term.

Decisions became more conservative, with less temptation to do the next highly leveraged deal in order to make payroll for the development team. With rated debt in the picture, company finances were more widely known, and companies were less likely to over-leverage. More information also made it more likely that new development would be curtailed if oversupply appeared imminent in a given market.

These factors have resulted in current conditions, which promise solid real growth in real estate with reduced expectations of strong cyclical swings. Profitable prosperity is the hallmark of the United States real estate industry today, as it is of the nation's economy as a whole.

        Price Earnings Ratios: S&P 500 vs. REITs - 1986-1999

                             [Chart appears here]

                         Price/4 Quarters
                           Forward FFO
              S&P 500        Multiple
Q1 86          14.61          14.00
Q2             15.20          14.85
Q3             14.02          15.14
Q4 86          14.68          14.97
Q1 87          17.26          16.28
Q2             17.52          16.66
Q3             17.26          15.03
Q4 87          12.61          12.78
Q1 88          12.51          13.51
Q2             12.18          13.53
Q3             11.61          13.52
Q4 88          11.34          14.14
Q1 89          11.52          13.96
Q2             12.18          14.60
Q3             13.53          14.47
Q4 89          13.67          14.52
Q1 90          13.54          13.61
Q2             14.32          13.37
Q3             12.24          10.52
Q4 90          13.34          12.06
Q1 91          15.47          12.80
Q2             15.96          12.32
Q3             17.01          12.98
Q4 91          18.79          14.64
Q1 92          17.86          12.96
Q2             17.44          12.95
Q3             17.55          13.78
Q4 92          17.68          13.98
Q1 93          17.89          15.30
Q2             17.33          14.35
Q3             16.90          14.74
Q4 93          16.37          12.54
Q1 94          15.20          12.28
Q2             14.69          12.08
Q3             14.78          11.43
Q4 94          13.92          11.30
Q1 95          14.50          10.87
Q2             15.10          11.10
Q3             13.70          11.22
Q4 95          14.50          11.36
Q1 96          15.40          11.27
Q2             15.60          11.40
Q3             14.10          11.80
Q4 96          15.80          13.70
Q1 97          16.20          12.60
Q2             18.90          12.90
Q3             20.70          13.60
Q4 97          21.20          13.00
Q1 98          24.10          12.20
Q2             25.00          11.30
Q3             19.94           9.60
Q4 98          24.10           9.50
Q1 99          25.20           8.60
Q2             26.92           8.80
Q3             23.30           8.10
Q4 99          26.70           8.10
Source: Goldman Sachs

In a rational world the above would translate into solid continuing gains in the prices of real estate companies. Alas, today's world is far from rational. The favorite word of REIT executives and analysts alike is "disconnect." Everyone sees that earnings and asset values are rising, but public market prices for these assets continue to fall.

One reason for the decline in REIT prices is that in the investment market greed has almost completely eclipsed fear. With inflation thought to be out of the picture, investors have moved away from hard assets and stable, income-producing investments and increasingly focused on growth and concept stocks.

Another reason for the decline in the REIT market was the unusually high levels of equity issuance that took place in 1996 and 1997, with 25% of the entire REIT equity market's capitalization issued in 1997 alone. The departure of broad market investors from the REIT sector, following on the heels of such high levels of equity issuance, created an oversupply of REIT paper.

Looking ahead, we believe the supply-demand picture for REIT shares will be much improved. Price pressure from unit investment trust redemptions and tax-loss selling has abated and we have begun to see some signs of renewed interest both from both value investors and institutional real estate investors in response to unprecedented valuation levels.

Just as important, the companies have shifted their focus from equity issuance to share repurchase programs. Over the next twelve months, we anticipate further shrinkage in the equity base of the industry which could help tilt the supply-demand balance in a direction that would be favorable to REIT pricing.

Capital Strategies

More and more, companies are executing plans that assume they will not access additional public equity capital in the foreseeable future. Strategies vary. While development and value-added acquisitions continue, they are at a dramatically lower pace. The required return has increased, and the number of deals that qualify has dwindled. Capital is being recycled through the sale or joint venture of more mature properties; occasionally these properties are spun off into new entities.

Joint ventures with institutional financial partners are proliferating, with the REIT as general partner with a promoted interest. These ventures are typically more highly leveraged than the REITs are themselves, with the leverage carried off the REITs' balance sheets. Balance sheet leverage is increasing, but coverage continues to be strong at two to three times. Often the best economic return on capital is the repurchase of a REIT's own stock. This is occasionally being carried to its logical conclusion through leveraged buyouts or liquidations.

Real Estate Fundamentals

Earnings growth remained strong in 1999 for most companies in the major property sectors (apartment, retail, and office/industrial), albeit at a slightly lower level than 1998's record pace. The extra earning power generated by accretive acquisitions in 1997 and 1998 has been largely replaced with stronger internal growth as portfolios are being more effectively managed, and as slower-growth assets are being winnowed from portfolios. To some extent, then, a faster growth rate is being traded for higher-quality earnings.

LaSalle Investment Management Real Estate
Company Universe: Earnings Growth Estimates
------------------------------------------------
                     Current    FFO/Share Growth
Property Type       Div. Yield    '99 vs. '98

Apartments              7.5%         10.5%
Diversified             6.9%         14.9%
Factory Outlets        13.2%         12.8%
Health Care            18.1%          3.1%
Lodging                 6.5%          6.7%
Manufactured Homes      6.8%          9.5%
Net Lease              16.4%          1.4%
Office/Industrial       7.2%         12.0%
Regional Malls          9.4%         10.1%
Self Storage            7.6%         11.1%
Shopping Centers        9.6%         11.3%
Weighted Average        8.3%         10.7%
------------------------------------------------
Source: LaSalle Investment Management (Securities)

Apartments

1999 was a strong year in terms of fundamentals and relative performance in the apartment sector. New construction slowed modestly from 1998 levels and rental demand remained strong. As a result, occupancies remained between 94%-96% for most apartment REITs and rental growth continued to exceed inflation.

Apartment REITs significantly outperformed the broader REIT market, posting a 10.7% total return. The strong relative performance of the sector reflects improving fundamentals and continued strong operating results for the better apartment companies.

2000 should be another solid year for the apartment REITs. We are expecting the apartment companies to have above average FFO per share growth and NAV per share increases. We also believe the apartment sector has below average risk of deteriorating fundamentals. Companies focusing on infill markets and downtown development should have the strongest operating performance due to more favorable fundamentals. Top markets include northern and southern California, Boston, Chicago, New York City and Washington, D.C.

Retail

1999 was a banner year in terms of fundamentals in the retail industry. Consumer confidence and spending reached all time highs propelling total sales to increase 8.8% during the year; holiday sales were up 7.7%. Retail REITs, particularly the regional mall companies, should exceed expectations for the year and post FFO growth of 10%-12%.

Unfortunately, the strong operating results did not translate into capital market performance. Retail REITs significantly underperformed the broader REIT market, posting an -11.8% total return for the sector as a whole. We attribute the underperformance in retail primarily to fears about e-commerce.

We have a positive near-term outlook for the regional mall group where leasing momentum appears to be quite strong. We believe that the strong retail environment will continue in 2000 and lead once again to above average internal growth and total FFO growth of 8%-10%. We are also optimistic that the fears about e-commerce may subside somewhat this year. Savvy regional mall owners have dropped defensive posturing with respect to the Internet and are actively pursuing their own Internet initiatives to enhance the in-mall shopping experience.

The neighborhood shopping center segment, which is more resilient to economic swings in either direction, will benefit less from the rosy economic outlook, but should continue to post positive internal growth in 2000. We maintain a cautious view of this type of retail because of the competitive nature of the retailing business and the lack of barriers to entry for new construction.

Office / Industrial

Office REITs were one of the better performing sectors in 1999. The office REIT benchmark posted a total return of 3.3%. Fundamentals for office properties remained healthy in 1999. Suburban office vacancies increased somewhat to 10.6% (up 1.5% from 1998) while CBD office vacancies remained flat at 8.6%. New construction starts slowed in 1999 as a result of capital market discipline and office absorption remained strong.

2000 is expected to be the peak year for new office deliveries. In addition, we anticipate a decline in net absorption due to slowing job growth. If we are correct, vacancies should increase modestly in 2000, but remain at healthy levels, and rental growth should slow to inflationary levels in most suburban markets. Select CBD markets should continue to experience much stronger rental growth. Many of the public office REITs will have strong built-in internal growth due to rollover of below market rate leases.

We remain positive on the outlook for office REITs in 2000. The rollover of below market leases should continue to generate strong internal growth for many of the companies in the better markets. New development activity will also be a major earnings driver for selected companies. Many of the office REITs are still trading at attractive discounts to NAV.

The industrial market is in a state of healthy equilibrium. Supply and demand for industrial space is usually fairly well matched together and that is the case today. The growth in e-commerce should lead to strong demand for warehouse space in the next 18 months. However, we also anticipate a strong supply response. Market rental growth in the industrial sector is likely to be inflationary in all but the most infill or hard to replicate markets. Same store NOI growth in the industrial REIT market is likely to be in the 1.5% to 4.0% range.

Hotels

Despite supply outpacing demand in 1999, RevPAR growth remained ahead of inflation at 3.2%. Full-service hotel companies continued to have the strongest results, with occupancies at 74% versus 60% for limited service hotels.

An out-of-favor sector, hotel REIT stocks significantly underperformed the REIT market in 1999, down -16.2%. With supply expected to exceed demand growth again in 2000, internal growth estimates may come under pressure in 2000.

Most of the hotel REIT stocks are trading at discounts to NAV greater than 25% and offer dividend yields greater than 12%. However, we remain cautious on the sector due to the current weakness in fundamentals and our expectation that fundamentals will not rebound until at least 2001.

[CHART APPEARS HERE]

Northeast          21%
Mideast            10%
Southeast          15%
Southwest          11%
East North Central 12%
Pacific            22%
Mountain            5%
Other               4%

The portfolio is diversified among regions of the United States as well as among sectors. Regional emphasis is on locations that have solid underlying demographics combined with significant restrictions on the development of new supply. Thus there is an overweighing on the Northeast and West Coast, as well as on central business districts in "24-hour" cities.

Price Versus Net Asset Value

The market increasingly uses net asset value (NAV) as a method for determining the relative attractiveness of public real estate companies. NAV changes incorporate earnings growth and the real estate capitalization rates used to value these operating earnings. As the markets mature, earnings increases are expected to moderate, but to remain solid.

Cap rates have been stable to slightly higher over the past few quarters. Higher interest rates and slowing market rent growth may continue to exert modest upward pressure on cap rates over the next several months. However, with most of the better companies projecting healthy net operating income increases, we believe NAV per share estimates should still increase over the next twelve months.

Perhaps the most critical factor regarding NAVs in evaluating REITs is the very large discount of most companies' stock prices to their Net Asset Values today.

REIT Price Versus Net Asset Value

[GRAPH APPEARS HERE]

Source: Green Street Advisors

Investment Strategy

The majority of the Fund's portfolio continues to be invested in high quality, market dominant real estate operating companies. These tend to be larger companies that are well positioned to generate consistent growth over time. They focus on building a business in specific industry segments; some have been able to develop brands, a rarity in the real estate industry. Quality is cheap today and the larger high quality companies should be first to rebound in a REIT market recovery.

We generally avoid property owners with balance sheet constraints and/or inferior property management capabilities. Some of the companies with business and property problems will ultimately be liquidated. Occasionally, if such companies are trading at a compelling discount to net asset value, and we believe that an event or change in the market's perception will cause a change in the companies relative valuations. They may be included in our portfolios for shorter-term trading purposes.

In general, we continue to find attractive investment opportunities in all of the major property sectors. Based on current valuation levels, with the exception of the health care and lodging sectors, the differences in valuation levels between the various property sectors are modest. Our primary focus in the current market is on buying and owning high quality companies at attractive prices, rather than making larger bets on specific property sectors.

Very truly yours,

/s/ William K. Morrill, Jr.  /s/ Keith R. Pauley       /s/ James A. Ulmer III
William K. Morrill, Jr.      Keith R. Pauley           James A. Ulmer III
President                    Executive Vice President  Vice President

January 31, 2000

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Net Assets
December 31, 1999
                                                              Shares       Value
--------------------------------------------------------------------------------

Real Estate Securities - 94.5%

Apartments - 20.9%
                   Apartment Investment & Management Co.....  19,100 $   760,419
                   Avalon Bay Communities, Inc..............  34,988   1,200,523
                   Camden Property Trust....................  23,900     654,263
                   Equity Residential Properties Trust......  16,200     691,538
                   Essex Property Trust, Inc................   7,600     258,400
                   Post Properties, Inc.....................  22,086     844,790
                                                                     -----------
                                                                       4,409,933
                                                                     -----------
Diversified/Other - 13.3%
                   Catellus Development Corp.*..............  32,200     412,563
                   Entertainment Properties Trust...........  45,600     601,349
                   Forest City Enterprises, Inc.............   6,800     190,400
                   Franchise Finance Corp. of America.......  20,000     478,750
                   Glenborough Realty Trust, Inc............  15,400     205,975
                   Vornado Realty Trust.....................  28,100     913,250
                                                                     -----------
                                                                       2,802,287
                                                                     -----------
Factory Outlets - 2.7%
                   Chelsea GCA Realty, Inc..................  19,300     574,175
                                                                     -----------
Hotels - 7.4%
                   Host Marriott Corp.......................  38,964     321,452
                   Meristar Hospitality.....................  11,027     176,432
                   Meristar Hotels & Resorts, Inc.*.........  11,800      42,038
                   Starwood Hotels & Resorts*...............  37,200     874,198
                   Wyndham International, Inc*..............  51,418     151,040
                                                                     -----------
                                                                       1,565,160
                                                                     -----------
Office/Industrial - 32.5%
                   Beacon Capital Partners, Inc. (a) (b)*...  37,500     450,000
                   Boston Properties, Inc...................  18,200     566,475
                   Duke-Weeks Realty Corp...................  57,452   1,120,314
                   Equity Office Properties Trust...........  44,588   1,097,980
                   First Industrial Realty Trust, Inc.......   8,400     230,475
                   Kilroy Realty Corp.......................  25,200     554,400
                   Mack-Cali Realty Corp....................  32,600     849,638
                   PS Business Parks, Inc...................  19,250     437,938
                   Reckson Associates Realty Corp...........  33,500     686,750
                   SL Green Realty Corp.....................   6,800     147,900
                   Spieker Properties, Inc..................  19,000     692,313
                                                                     -----------
                                                                       6,834,183
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
-----------------------------------------------------------------------------------------------
Statement of Net Assets - Continued
December 31, 1999
                                                                             Shares    Value
-----------------------------------------------------------------------------------------------
Regional Malls - 5.5%
                        The Rouse Co......................................   27,500 $   584,375
                        Simon Property Group, Inc.........................   24,500     561,969
                                                                                    -----------
                                                                                      1,146,344
                                                                                    -----------
Retail - 5.9%
                        Developers Diversified Realty Corp................   29,000     373,375
                        JDN Realty Corp...................................   29,200     470,850
                        Kimco Realty Corp.................................    8,500     287,938
                        Pan Pacific Retail Properties, Inc................    6,600     107,663
                                                                                    -----------
                                                                                      1,239,826
                                                                                    -----------
Self Storage - 6.3%
                        Public Storage, Inc...............................   43,700     991,444
                        Storage USA, Inc..................................   11,100     335,775
                                                                                    -----------
                                                                                      1,327,219
                                                                                    -----------
                        Total Real Estate Securities (Cost $25,458,380)...           19,899,127
                                                                                    -----------

SHORT TERM INVESTMENTS - 1.3%

                        Temporary Investment Fund, Inc.-TempCash Portfolio  141,512     141,512
                        Temporary Investment Fund, Inc.-TempFund Portfolio  141,512     141,512
                                                                                    -----------
                        Total Short Term Investments (Cost $283,024)......              283,024
                                                                                    -----------
TOTAL INVESTMENTS (Cost - $25,741,404)+ - 95.8%...........................           20,182,151
Other Assets in Excess of Liabilities - 4.2%..............................              879,860
                                                                                    -----------
NET ASSETS - 100.0%.......................................................          $21,062,011
-----------------------                                                             ===========

+       Cost for Federal income tax purposes is $25,681,458.
*       Non-income producing security.
(a) Security valued at fair value as determined in good faith under procedures established and monitored by the Board of Trustees. At December 31, 1999, this security represented 2.1% of net assets.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income:
        Dividend income............................................. $1,807,185
        Interest income.............................................     32,083
                                                                     ----------
                Total Investment Income.............................  1,839,268
                                                                     ----------
Expenses:
        Advisory fees...............................................    201,354
        Administration and accounting fees..........................     95,002
        Trustees fees...............................................     24,037
        Audit fees..................................................     23,240
        Legal fees..................................................     20,999
        Amortization of deferred organizational costs...............     18,422
        Shareholder reports.........................................     18,401
        Custodian fees..............................................      9,999
        Insurance expense...........................................      6,971
        Transfer agent fees.........................................      6,168
        Other expenses..............................................      5,673
                                                                     ----------
                Total Expenses......................................    430,266
                                                                     ----------

        Less: Fee waivers...........................................    (58,366)
                                                                     ----------
                Net Expenses........................................    371,900
                                                                     ----------
Net Investment Income...............................................  1,467,368
                                                                     ----------

Net realized and unrealized gain (loss) on investment:
        Net realized (loss) on investments.......................... (3,622,763)
        Net change in unrealized appreciation on investments........  1,322,748
                                                                     ----------

Net realized and unrealized gain (loss) on investment transactions.. (2,300,015)
                                                                     ----------

Net (decrease) in net assets resulting from operations.............. $ (832,647)
                                                                     ==========
------------------

The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Changes in Net Assets                                             For the                   For the
                                                                             year ended                period ended
                                                                          December 31, 1999         December 31, 1998*
----------------------------------------------------------------------------------------------------------------------
Operations:
        Net investment income..............................................  $ 1,467,368               $ 1,134,371
        Net realized (loss) on investments.................................   (3,622,763)                 (658,102)
        Net change in unrealized appreciation (depreciation)
        on investments.....................................................    1,322,748                (6,882,001)
                                                                             -----------               -----------
        Net (decrease) in net assets resulting from operations.............     (832,647)               (6,405,732)
                                                                             -----------               -----------
Capital Share Transactions:
        Contributions......................................................    4,033,038                43,527,414
        Withdrawals........................................................  (12,053,595)               (7,306,467)
                                                                             -----------               -----------
        Net (decrease) increase in net assets resulting from
        operations.........................................................   (8,020,557)               36,220,947
                                                                             -----------               -----------
Net (decrease) increase in net assets......................................   (8,853,204                29,815,215

Net assets at beginning of period..........................................   29,915,215                   100,000
                                                                             -----------               -----------
Net assets at end of period................................................  $21,062,011               $29,915,215
                                                                             ===========               ===========

------------------
* Commencement of operations was March 30, 1998.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

                                                            For the year       For the period from
                                                               ended          March 30, 1998* through
                                                         December 31, 1999       December 31, 1998
                                                         -----------------    -----------------------
Net assets, end of period (000's).....................         $21,062                $29,915

Ratio of net expenses to average net assets (1)(2)....            1.39%                  1.27%

Ratio of net investment income to average net assets (1)(3)       5.47%                  5.10%

Portfolio turnover rate...............................              23%                    31%
----------------
* Commencement of operations

(1)     Annualized for periods less than 1 year.
(2) The expense ratio without waivers and reimbursements for the year ended December 31, 1999 and the period ended December 31, 1998 would have been 1.60% and 1.55%, respectively.
(3) The net investment income ratio without waivers and reimbursements for the year ended December 31, 1999 and the period ended December 31, 1998 would have been 5.25% and 4.82%, respectively.

   The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements

--------------------------------------------------------------------------------
Note 1 -- Organization

LaSalle Master Trust (the "Trust"), formerly known as LaSalle Partners Master Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust was organized on December 29, 1997 and commenced operations on March 30, 1998. On that date, the LaSalle U.S. Public Real Estate Securities Fund, L.P. and the LaSalle U.S. Real Estate Fund, formerly known as LaSalle Partners U.S. Real Estate Fund, contributed assets with a value of $38,411,064 and $100,000, respectively, in exchange for beneficial interest in the Portfolio. The Trust operates under a "master/feeder" structure where the feeder funds invest substantially all of their investable assets in the Trust.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuation:

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sales price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid price. Securities or other assets for which market quotations are not readily available are valued at their fair value determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Proceeds resulting from the sale of these securities may differ significantly from their fair value. Debt obligations with maturities of 60 days or less are valued at amortized cost.

b) Federal Income Taxes:

The Trust is classified as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Trust will be deemed to have been "passed through" to the feeder funds. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

c) Investment Income and Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those specific to securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses solely attributable to the Trust are charged directly to the Trust, while expenses attributable to both the Trust and a feeder fund are allocated among both.

LaSalle Master Trust - U.S. Real Estate Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements - Continued

--------------------------------------------------------------------------------
d) Deferred Organization Costs:
The Trust has capitalized certain costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

Note 3 - Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with LaSalle Investment Management (Securities) L.P. (the "Manager"). The Manager is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 1999, the Manager voluntarily waived fees totalling $26,847. Certain officers and trustees of the Trust are also affiliates of the Manager. No officer or trustee of the Trust who is an officer, employee, or affiliate of the Manager receives any compensation from the Trust.

The Trust has entered into an Administration and Accounting Services Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides administration and accounting services to the Trust. For the year ended December 31, 1999, the Administrator voluntarily waived fees totalling $31,519.

Note 4 - Securities Transactions

For the year ended December 31, 1999, purchases of portfolio securities (other than short-term securities) were $6,020,903. Sales of portfolio securities were $12,679,755.

Note 5 - Investment Transactions

At December 31, 1999, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities for the Portfolio was as follows:

        Gross Unrealized Appreciation................. $    62,903
        Gross Unrealized Depreciation.................  (5,623,848)
                                                       -----------
                                                       $(5,560,945)
                                                       ===========

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of LaSalle Master Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of LaSalle Master Trust (the "Trust") (formerly LaSalle Partners Master Trust) at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period March 30, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 2000

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
        Investment in LaSalle Master Trust -- U.S. Real Estate Portfolio........ $1,681,186
        Deferred organization costs.............................................     71,293
        Receivable from Investment Manager......................................     21,034
        Prepaid expenses........................................................     19,244
                                                                                 ----------
                Total Assets....................................................  1,792,757
                                                                                 ----------
LIABILITIES:
        Accrued expenses and other liabilities..................................     30,851
                                                                                 ----------

NET ASSETS...................................................................... $1,761,906
                                                                                 ==========

COMPOSITION OF NET ASSETS:
        Capital Stock, par value $.01 per share, 100,000,000 shares authorized.. $    2,457
        Additional paid-in capital..............................................  2,074,740
        Accumulated undistributed net investment income.........................     28,053
        Accumulated net realized (loss) on investments..........................    (85,950)
        Net unrealized (depreciation) on investments............................   (257,394)
                                                                                 ----------
                                                                                 $1,761,906
                                                                                 ==========

NET ASSET VALUE PER SHARE:
        Institutional Class: Net Assets........................................  $1,469,564
        Shares outstanding.....................................................     204,877
                                                                                 ----------

        Net Asset Value, Offering and Redemption Price per Share...............  $     7.17
                                                                                 ==========

        Retail Class: Net Assets...............................................  $  292,342
        Shares outstanding.....................................................      40,785
                                                                                 ----------

        Net Asset Value and Redemption Price per Share.........................  $     7.17
                                                                                 ==========

        Maximum Offering Price Per Share ($7.17/0.95)..........................  $     7.55
                                                                                 ==========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Statement of Operations
For the year ended December 31, 1999
--------------------------------------------------------------------------------
Investment Income:
        Investment Income allocated from LaSalle Master Trust -
                U.S. Real Estate Portfolio............................$  98,932
        Expenses allocated from LaSalle Master Trust -
                U.S. Real Estate Portfolio............................  (19,764)
                                                                      ---------
        Net Investment Income allocated from LaSalle Master Trust -
                U.S. Real Estate Portfolio............................   79,168
                                                                      ---------
Expenses:
        Administration and accounting fees............................   57,444
        Transfer agent fees...........................................   49,525
        Insurance fees................................................   27,886
        Directors fees................................................   23,748
        State registration fees.......................................   21,086
        Legal fees....................................................   20,605
        Shareholders' reports.........................................   20,001
        Amortization of organizational costs..........................   19,013
        Audit fees....................................................    4,760
        Distribution fees - Retail Class..............................      746
        Other expenses................................................    5,717
                                                                      ---------
                Total Expenses........................................  250,531
                                                                      ---------

        Less: Fee Waivers.............................................  (32,661)
                Expense reimbursements................................ (221,724)
                                                                      ---------

Net Investment Income.................................................   83,022
                                                                      ---------

Net realized and unrealized (loss) on investments from LaSalle Master
Trust - U.S. Real Estate Portfolio:
        Net realized (loss) on investments............................  (82,421)
        Net change in unrealized (depreciation) on investments........ (215,537)
                                                                      ---------

Net realized and unrealized (loss) on investments..................... (297,958)
                                                                      ---------

Net (decrease) in net assets resulting from operations................$(214,936)
                                                                      =========

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                    For the         For the
                                                   year ended     period ended
                                                  December 31,    December 31,
                                                      1999           1998*
--------------------------------------------------------------------------------
Operations:
    Net investment income........................  $   83,022       $  5,812
    Net realized (loss) on investments from
      LaSalle Master Trust -- U.S Real
      Estate Portfolio...........................     (82,421)        (3,529)
    Change in unrealized (depreciation) of
      investments from LaSalle Master Trust --
      U.S. Real Estate Portfolio.................    (215,537)       (41,857)
                                                   ----------       --------
    Net (decrease) in net assets resulting from
      operations.................................    (214,936)       (39,574)
                                                   ----------       --------
Distributions to Shareholders:
    From net investment income:
    Institutional Class..........................     (46,734)        (4,261)
    Retail Class.................................      (8,235)        (1,193)
                                                   ----------       --------
    Total from net investment income.............     (54,969)        (5,454)
                                                   ----------       --------
    From capital:
    Institutional Class..........................          --           (338)
    Retail Class.................................          --            (71)
                                                   ----------       --------
    Total from capital...........................          --           (409)
                                                   ----------       --------
    Total Distributions..........................     (54,969)        (5,863)
                                                   ----------       --------

Capital Share Transactions:
    Net increase in net assets resulting
      from capital share transactions............   1,833,177        144,071
                                                   ----------       --------
    Total increase in net assets.................   1,563,272         98,634
                                                   ----------       --------
    Net assets at beginning of period............     198,634        100,000
                                                   ----------       --------
    Net assets at end of period..................  $1,761,906       $198,634
                                                   ==========       ========

----------------
* Commencement of operations was March 30, 1998.

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
----------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period
----------------------------------------------------------------------------------------------------------

                                                    For the Year                  For the period from
                                                        Ended                   March 30, 1998* through
                                                  December 31, 1999                December 31, 1998
                                            -----------------------------    -----------------------------
                                               Institutional   Retail            Institutional  Retail
                                                   Class        Class                 Class      Class
                                                  -------      -------               -------    -------

Net asset value, beginning of period............  $  7.76      $  7.77               $ 10.00    $ 10.00
                                                  -------      -------               -------    -------

Increase/(Decrease) from operations:
Net investment income...........................     0.35         0.31                  0.26       0.22
Net realized and unrealized (loss)
  on investments................................    (0.70)       (0.71)                (2.24)     (2.23)
                                                  -------      -------               -------    -------
Total from investment operations................    (0.35)       (0.40)                (1.98)     (2.01)
                                                  -------      -------               -------    -------

Less Distributions:
Distributions from net investment income........    (0.24)       (0.20)                (0.24)     (0.20)
Distributions from capital......................        -            -                 (0.02)     (0.02)
                                                  -------      -------               -------    -------
Total Distributions.............................    (0.24)       (0.20)                (0.26)     (0.22)
                                                  -------      -------               -------    -------
Net asset value, end of period..................  $  7.17      $  7.17               $  7.76    $  7.77
                                                  =======      =======               =======    =======
Total Return (1)................................    (4.58)%      (5.19)%              (19.92)%   (20.22)%

Ratios/Supplementary Data:
Net assets, end of period (000).................  $ 1,470      $   292               $   154    $    45
Ratio of net expenses to
  average net assets (2) (3) (5)................     1.05%        1.45%                 1.05%      1.45%
Ratio of net investment income
  to average net assets (2) (4) (5).............     6.15%        5.11%                 4.28%      3.93%
Portfolio turnover rate on LaSalle Master
  Trust - U.S. Real Estate Portfolio............       23%          23%                   31%        31%
----------------------------------

* Commencement of operations.
(1) Not annualized.
(2) Annualized for periods less than 1 year.
(3) The expense ratio without waivers and reimbursements for the year ended December 31, 1999 and the period ended December 31, 1998 for the Institutional Class would have been 16.82% and 113.17%, respectively. For the same periods, the Retail Class ratios would have been 28.39% and143.31%, respectively. (4) The net investment income ratio without waivers and reimbursements for the year ended December 31, 1999 and the period ended December 31, 1998 for the Institutional Class would have been (9.63)% and (106.79)%, respectively. For the same periods, the Retail Class ratios would have been (21.80)% and (136.93)%, respectively.
(5) Expense and net investment income ratios represent the combined ratios for the LaSalle U.S. Real Estate Fund and its pro rata share of the LaSalle Master Trust - U.S. Real Estate Portfolio's expenses and income.

   The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
Note 1 - Organization

LaSalle Investment Management Funds, Inc. (the "Company"), formerly known as LaSalle Partners Funds, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one series: LaSalle U.S. Real Estate Fund (the "Fund"), formerly known as LaSalle Partners U.S. Real Estate Fund. The Company was organized on December 29, 1997 and commenced operations on March 30, 1998. The Fund invests solely in the U.S. Real Estate Portfolio of the LaSalle Master Trust (the "Portfolio"), formerly known as LaSalle Partners Master Trust. The value of the Fund's investment in the Portfolio, included in the accompanying Statement of Assets and Liabilities, reflects the Fund's beneficial interest in the net assets of the Portfolio. At December 31, 1999 the Fund held a 8.0% interest in the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Note 2 - Significant Accounting Policies

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuations:
The value of the Fund's beneficial interest in the Portfolio is determined by multiplying the net assets of the Portfolio by the Fund 's proportionate share of the Portfolio. Valuation of securities held by the Portfolio is discussed in
Note 2(a) of the financial sta tements of LaSalle Master Trust.

b) Federal Income Taxes:
It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Accordingly, no provision for federal taxes is required in the financial statements.

c) Investment Income and Security Transactions:
The Fund records its proportionate share of the Portfolio's net investment income, realized and unrealized gains and losses. The Fund receives daily allocations of investment operations from the Portfolio based on its beneficial interest in the Portfolio.

d) Deferred Organization Expenses:
The Fund bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

e) Distributions to Shareholders:
Dividends, if any, from net investment income are declared and paid quarterly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements - Continued

--------------------------------------------------------------------------------
The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

f) Multiple Classes of Shares:
The Fund is divided into Institutional and Retail Class shares. The Retail Class of shares is separately charged its distribution and shareholder services fees. Income and expenses that are not specific to a particular class, and realized and unrealized gains and losses, are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

Note 3 - Agreements and Other Transactions with Affiliates

LaSalle Investment Management (Securities) L.P. (the "Manager") has contractually agreed to reimburse operating expenses in excess of 1.45% and 1.05% for the Retail and Institutional Classes, respectively, until April 30, 2000. For the year ended December 31, 1999, the Manager reimbursed the Fund $221,724. Certain officers and directors of the Company are also officers, employees or affilliates of the Manager. No officer or director of the Company who is an officer, employee or affiliate of the Manager receives any compensation from the Fund.

The Company has entered into an Administration Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides certain fund accounting and administrative services to the Fund. For the year ended December 31, 1999, the Administrator voluntarily waived $32,661.

Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund. The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares. Distribution fees paid under the plan may not exceed 0.75% annually of the average daily net assets of the Retail Class. The Board of Directors of the Company has authorized payment of an annual distribution fee of 0.25%. For the year ended December 31, 1999 there was $746 accrued in distribution fees.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications, and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average daily net assets of the Retail Class attributable to applicable shareholder accounts. The Board of Directors of the Company has authorized payment of an annual shareholder services fee of 0.15%. For the year ended December 31, 1999, there was $447 accrued in shareholder services fees.

LaSalle Investment Management Funds, Inc. - LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements - Continued

--------------------------------------------------------------------------------
Note 4 - Share Capital:

The Fund is authorized to issue up to 50 million Retail Class shares and 50 million Institutional Class shares with a par value of $.01 per share. Transactions in shares of capital stock, were as follows:


                                                                  Institutional Class
                                                 ------------------------------------------------------
                                                      Year ended                     Period ended
                                                   December 31, 1999               December 31, 1998
                                                 -----------------------         ----------------------
                                                 Shares           Amount         Shares          Amount
                                                 ------           ------         ------          ------
        Shares issued..........................  294,434        $2,307,986       11,576         $105,054
        Shares reinvested......................    6,384            46,679          563            4,599
        Shares redeemed........................ (115,757)         (824,614)      (2,223)         (21,054)
                                                 -------        ----------       ------         --------
        Net increase...........................  185,061        $1,530,051        9,916         $ 88,599
                                                 =======        ==========       ======         ========

                                                                      Retail Class
                                                 ------------------------------------------------------
                                                      Year ended                     Period ended
                                                   December 31, 1999               December 31, 1998
                                                 -----------------------         ----------------------
                                                 Shares           Amount         Shares          Amount
                                                 ------           ------         ------          ------
        Shares issued..........................  153,051        $1,200,009       5,613          $55,008
        Shares reinvested......................    1,056             7,966          57              472
        Shares redeemed........................ (119,091)         (904,849)         (1)              (8)
                                                 -------        ----------       -----          -------
        Net increase...........................   35,016        $  303,126       5,669          $55,472
                                                 =======        ==========       =====          =======



Note 5 - Capital Loss Carryover:

The Fund had the following capital loss carryforwards as of December 31, 1999:

        Capital Loss
        Carryforward    Expiration Date
        ------------    ---------------
         $ 3,529             2006
          78,892             2007

These carryforwards may be applied against any realized net taxable capital gains in subsequent years until fully utilized or until the expiration date, whichever occurs first.

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of LaSalle Investment Management Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LaSalle U.S. Real Estate Fund (the "Fund") of LaSalle Investment Management Funds, Inc. (formerly LaSalle Partners Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period March 30, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 2000

                               This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Fund prospectus containing more information about the Fund, including expenses. Please read the prospectus carefully before you invest or send your money.

                               The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the FDIC, Federal Reserve Board or any other governmental agency, and are subject to investment risks, including possible loss of principal amount invested.